UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2022

TCW Special Purpose Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40107	85-4391738
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

865 S. Figueroa St., Suite 1800, Los Angeles, CA	90017
(Address of principal executive offices)	(Zip Code)

(213) 244-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	TSPQ.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	TSPQ	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	TSPQ WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2022, Nanxi Liu was appointed to the board of directors (the “Board”) of TCW Special Purpose Acquisition Corp. (the “Company”). Effective October 19, 2022, Ms. Liu was also appointed to the Board’s (i) Audit Committee, (ii) Compensation Committee and (iii) Nominating and Corporate Governance Committee. The Board has determined that Ms. Liu is an independent director under applicable Securities and Exchange Commission and New York Stock Exchange rules.

In connection with the appointment of Ms. Liu, the Company entered into the following agreements:

●	A Letter Agreement, dated October 19, 2022 (the “Letter Agreement”), between the Company and Ms. Liu, pursuant to which Ms. Liu has agreed to: vote any shares of Class A common stock held by her in favor of the Company’s initial business combination; facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within the time period required by its second amended and restated certificate of incorporation; and certain transfer restrictions with respect to the Company’s securities.

●	An Indemnity Agreement, dated October 19, 2022 (the “Indemnity Agreement”), between the Company and Ms. Liu, providing Ms. Liu contractual indemnification in addition to the indemnification provided for in the Company’s second amended and restated certificate of incorporation.

The foregoing descriptions of the Letter Agreement and the Indemnity Agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and the Indemnity Agreement, copies of which are attached as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Other than the foregoing, Ms. Liu is not party to any arrangement or understanding with any person pursuant to which she was appointed as a director, nor is she party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

10.1	Letter Agreement, dated October 19, 2022, between the Company and Nanxi Liu.

10.2	Indemnity Agreement, dated October 19, 2022, between the Company and Nanxi Liu.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCW Special Purpose Acquisition Corp.

Date: October 24, 2022	By:	/s/ Joseph R. Shaposhnik
		Name:	Joseph R. Shaposhnik
		Title:	Chief Executive Officer

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